UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/18/2011

HSN, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34061

DE	26-2590893
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1 HSN Drive
St. Petersburg, Florida 33729
(Address of principal executive offices, including zip code)

(727) 872-1000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective May 18, 2011, Barbara Lynne Ronon and HSN, Inc., a Delaware corporation (the "Company"), mutually agreed to end Ms. Ronon's employment with the Company.   The Company and Ms. Ronon have agreed to treat this as a termination without "Cause" under the Company's Named Executive Officer and Executive Vice President Severance Plan which was previously filed with the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSN, INC.

Date: May 18, 2011	By:	/s/ Judy A. Schmeling
Judy A. Schmeling
Chief Financial Officer